U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                January 15, 2001
                                 Date of Report
                        (Date of earliest event reported)



                            TRIDENT MEDIA GROUP, INC.
             (Exact Name of Registrant as specified in its Charter)


           Nevada                         2-98074-NY            11-2751536
--------------------------------------------------------------------------------
(State or other jurisdiction               (Commission       (I.R.S. Employer
    of incorporation)                      File Number)      Identification No.)


                   6349 Palomar Oaks Court, Carlsbad, CA 92009
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (760) 438-9080
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              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  1.   On January 15, 2001,  the audit  relationship  between  Trident  Media
          Group, Inc. (the "Company) and Grant Thornton LLP ceased.

     2. Grant Thornton's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.

     3. During the Company's two most recent fiscal years and any subsequent interim period preceding such termination, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     4.   There were no reportable  events of the type  described in Item 304(a)
          (1) (v) (a) through (d) of Regulations S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits Item Ref
          CFR 229.601 (b)


                                                                Exhibit
                                                                Number
          (16)     Exhibit
                   Letter from Grant Thornton LLP regarding      2.01
                   statements in this Current Report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                TRIDENT MEDIA GROUP, INC.



Dated:         January 19, 2001                 By: /s/ Harlyn C. Enholm
                                                Chief Financial Officer